UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I LLC SACO I Trust 2005-GP1 Mortgage-Backed Notes, Series 2005-GP1, which was made on October 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 7.04 of the Indenture for the distribution on October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES ADMINISTRATOR UNDER THE SALES AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 27, 2005
SACO I TRUST 2005-GP1
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Administrator:
Amanda Hellyer 312.904.6299
amanda.hellyer@abnamro.com
Analyst:
Brian Scheff 714.259.6278
brian.scheff@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary HELOC
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Rating Information

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SACO5GP1
SACO5GP1_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
9-Sep-05
26-Sep-05
26-Aug-30
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities I LLC
Underwriter: Bear Stearns & Co. Inc./Bear Stearns & Co. Inc.
Master Servicer: ABN AMRO LaSalle Bank N.A.
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings/Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.etrustee.net
www.etrustee.net

25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.373943%
3.830000%
4.037500%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
SACO I TRUST 2005-GP1
Mortgage Pass-Through Certificates
Series 2005-GP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
196
Bond Payments
Statement Date:
ABN AMRO Acct: 722958.2
990.837826053
17.234007111
0.000000000
973.603818942
3.200681418
4.2175000000%
0.00
0.00
0.000000000
4.0100000000%
0.000000000
785778JJ1
A-1
268,323,000.00
4,624,280.49
0.00
261,240,297.51
858,816.44
265,864,578.00
990.837826000
17.234008000
0.000000000
973.603818000
3.200682000
4.2175000000%
0.00
0.00
0.000000000
4.0100000000%
0.000000000
785778JK8
A-2
5,000,000.00
86,170.04
0.00
4,868,019.09
16,003.41
4,954,189.13
1000.000000000
0.000000000
0.000000000
1000.000000000
3.318888850
4.3275000000%
0.00
0.00
0.000000000
4.1200000000%
0.000000000
785778JL6
M-1
57,778,000.00
0.00
0.00
57,778,000.00
191,758.76
57,778,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.495000000
5.7875000000%
0.00
0.00
0.000000000
5.5800000000%
0.000000000
785778JM4
M-2
3,632,000.00
0.00
0.00
3,632,000.00
16,325.84
3,632,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.501946050
7.0375000000%
0.00
0.00
0.000000000
6.8300000000%
0.000000000
785778JN2
B-1
2,595,000.00
0.00
0.00
2,595,000.00
14,277.55
2,595,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.501945087
7.0375000000%
0.00
0.00
0.000000000
6.8300000000%
0.000000000
785778JP7
B-2
3,460,000.00
0.00
0.00
3,460,000.00
19,036.73
3,460,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
0.00
0.00
0.000000000
0.0000000000%
0.000000000
785778JQ5
B-3
1,730,000.00
0.00
0.00
1,730,000.00
0.00
1,730,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.000000000
0.00
0.00
0.000000000
0.0000000000%
0.000000000
785778JR3
B-4
1,730,000.00
0.00
0.00
1,730,000.00
0.00
1,730,000.00
992.761875591
0.000000000
0.000000000
979.146996813
2.397230887
0.00
0.00
0.000000000
N/A
0.000000000
N
785778JT9
E
345,978,146.90
0.00
0.00
338,763,463.50
829,389.50
343,473,914.03
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778JU6
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778JS1
S
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX688
R-I
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
344,248,000.00
341,743,767.13
6,656,058.76
Total
337,033,316.60
4,710,450.53
0.00
1,945,608.23
25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Deferred Interest (-)
Delinquent Interest (-)
1,967,514.67
0.00
Less Other Interest Adjustment (-)
0.00
Subtotal
1,967,514.67
Unscheduled Interest:
 Prepayment Penalties (+)
0.00
Other Interest Proceeds (+)
0.00
Subtotal
0.00
Fees & Expenses Paid By/To Servicer
Fee Paid To Servicer (-)
Fee Strips Paid by Servicer (- )
Recoup of Prior Advances (-)
Misc. Fees & Expenses (-)
Total Unscheduled Fees & Expenses
Subtotal
Less Fees & Expenses Paid By/To Trust
Trustee Fee (-)
Fee Strips (-)
Misc. Fees (-)
Subtotal
Total Interest Due Certs
Principal Summary
Scheduled Principal:
 Scheduled Principal
Delinquent Scheduled Principal
Scheduled Principal
Unscheduled Principal:
 Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Events/Cycles
Managed Amortization Period in Effect
Overcollateralization Summary
Factual Information
0.00
0.00
0.00
0.00
1,967,514.67
0.00
0.00
0.00
21,906.45
1,283,748.76
0.00
1,283,748.76
)
(4,957,927.30
8,384,629.07
0.00
0.00
0.00
3,426,701.77
4,710,450.53
6,677,965.20
343,473,914.03
5,788
1,283,748.76
3,426,701.77
141
0.00
0.00
0
0.00
0
338,763,463.50
5,655
0.00
1,945,608.22
Interest Not Advanced (-)
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficit
Additional Balances
Overcollateralization Release Amt
Add'l Balance Cont'd Amt
Rapid Amortization Period in Effect
Rapid Amortization Event
Master Servicer Termination
Event of Servicer Termination
Specified Overcollateralization Amt
Add'l Balances
Cum Losses (% Orig Pool)
Cum Losses (% Cur Pool)
Cum Losses 12 Mo. Rolling Avg (% Orig Pool)
Six-Month Rolling Delinquency Rate
3 Largest Outstanding Principal Bal.
Insurance Premium (-)
Insurance Premium (-)
Insurer Default
)
(21,906.45
0.00
0.00
No
No
No
No
Yes
No
1,730,146.90
0.00
0.00
1,730,146.90
%
0.00
%
0.00
%
0.00
%
0.39
0.00
6,656,058.75
Draw on Insurance Policy
0.00
Draws on Line of Credit
Borrower draws
0.00
0

25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-GP1
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
29
858,816.44
858,816.44
Act/360
0.00
858,816.44
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
29
16,003.41
16,003.41
Act/360
0.00
16,003.41
0.00
0.00
0.00
0.00
No
A-2
0.00
0.00
0.00
0.00
29
191,758.76
191,758.76
Act/360
0.00
191,758.76
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
29
16,325.84
16,325.84
Act/360
0.00
16,325.84
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
29
14,277.55
14,277.55
Act/360
0.00
14,277.55
0.00
0.00
0.00
0.00
No
B-1
0.00
0.00
0.00
0.00
29
19,036.73
19,036.73
Act/360
0.00
19,036.73
0.00
0.00
0.00
0.00
No
B-2
0.00
0.00
0.00
0.00
29
829,389.50
829,389.50
0.00
829,389.50
0.00
0.00
0.00
0.00
No
E
0.00
0.00
0.00
0.00
30
21,906.45
21,906.45
30/360
0.00
21,906.45
0.00
0.00
0.00
0.00
No
INS
0.00
0.00
0.00
0.00
29
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
S
0.00
0.00
0.00
0.00
0.00
0.00
1,967,514.68
1,967,514.68
1,967,514.68
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
3.00
1.00
A-1
NA
NA
8/26/2030
261,240,297.51
0.00
0.00
265,864,578.00
268,323,000.00
4,624,280.49
0.00
0.00
0.00
0.00
A-2
NA
NA
8/26/2030
4,868,019.09
0.00
0.00
4,954,189.13
5,000,000.00
86,170.04
0.00
0.00
0.00
0.00
M-1
NA
NA
8/26/2030
57,778,000.00
0.00
0.00
57,778,000.00
57,778,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
8/26/2030
3,632,000.00
0.00
0.00
3,632,000.00
3,632,000.00
0.00
0.00
0.00
0.00
0.00
B-1
NA
NA
8/26/2030
2,595,000.00
0.00
0.00
2,595,000.00
2,595,000.00
0.00
0.00
0.00
0.00
0.00
B-2
NA
NA
8/26/2030
3,460,000.00
0.00
0.00
3,460,000.00
3,460,000.00
0.00
0.00
0.00
0.00
0.00
B-3
NA
NA
8/26/2030
1,730,000.00
0.00
0.00
1,730,000.00
1,730,000.00
0.00
0.00
0.00
0.00
0.00
B-4
NA
NA
8/26/2030
1,730,000.00
0.00
0.00
1,730,000.00
1,730,000.00
0.00
0.00
0.00
0.00
0.00
E
NA
NA
8/26/2030
338,763,463.50
0.00
0.00
343,473,914.03
345,978,146.90
0.00
0.00
0.00
0.00
0.00
S
NA
NA
8/26/2030
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,710,450.53
0.00
0.00
0.00
344,248,000.00
337,033,316.60
341,743,767.13
25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
13.17%
13.26%
0.65%
0.69%
6
0.11%
300,000
0.09%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
745
44,909,629
37
2,329,887
0
0
0
0
4,867
291,223,948
86.07%
85.97%
0.12%
0.14%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
7
486,465
0
0
0
0
0
0
5,781
342,987,450
99.88%
99.86%

25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722958.2
Series 2005-GP1
25-Oct-05
5,655
93.81%
338,763,464
97.91%
2.44%
2.44%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
196
196
7.37%
6.87%
0
0
141
8,384,629
26-Sep-05
5,788
96.02%
343,473,914
99.28%
1.41%
1.52%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
197
197
8.06%
7.56%
0
0
83
5,273,166
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

SACO I TRUST 2005-GP1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Mortgage Pass-Through Certificates
Series 2005-GP1
ABN AMRO Acct: 722958.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
785778JJ1
AAA
Aaa
AAA
A-2
785778JK8
AAA
Aaa
AAA
M-1
785778JL6
AAA
Aa1
AAA
M-2
785778JM4
BBB
Baa3
BBB-
B-1
785778JN2
BBB-
Ba1
BB+
B-2
785778JP7
BB+
Ba2
BB
NR
9/30/05
B-3
785778JQ5
BB
NR
BB-
B-4
785778JR3
B+
NR
B+
E
785778JT9
NR
NR
NR

25-Oct-2005 - 07:19 (X534-X545,X688) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.